[LOGO] CMA(R)

CMA MICHIGAN
MUNICIPAL MONEY FUND

Annual Report

March 31, 2000

[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:

For the year ended March 31, 2000, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 2.86%.* As of March 31, 2000, the Fund's 7-day yield was 3.16%.

Economic Environment

Michigan's economy grew at a steady pace during the year ended March 31, 2000 as the state's unemployment rate fell to a record 3.2% in January. This strength in the state's labor market has helped gradually push Michigan's poverty rate down to 11% as compared to 13% on the national level. However, tight labor markets and the continued restructuring of the state's manufacturing industry hindered stronger performance.

Going forward, Michigan's manufacturing industry is expected to continue restructuring through mergers, acquisitions and efficiency improvements while remaining the center of the state's economy. Although the state's cost of doing business remains high, tax cuts and aggressive economic development programs will improve Michigan's competitiveness. Specifically, the state plans to cut unemployment taxes by $200 million during the upcoming year. This will benefit most of Michigan's 210,000 employers who pay unemployment taxes, reducing their tax burden by an average of almost 10%. Under these conditions, the University of Michigan's economists expect that the state's economy may continue to expand through the end of 2001, although at a slower pace than the 1.6% recorded in each of the past two years.

Fueled by a strong economy, low unemployment and good weather, seasonal retail sales surpassed predictions of many industry analysts. According to the Michigan Retailers December Index, seasonal sales increased 5.9% relative to 1998 and year-over-year sales increased 5.4%. The survey also reflected that consumers spent an average 10% more than during the 1998 holiday season. The automobile industry picked up where it left off as US car and light truck sales rose 7.8% year-over-year in January 2000. In addition, auto makers are coming off a record year in 1999 with industry sales totaling 16.95 million units, an increase of 8.8% compared to 1998 and up 5.8% from the previous record set in 1986. Finally, in September 1999, the United Auto Workers union negotiated a new four-year contract with Ford Motor Company, DaimlerChrysler, General Motors Corporation and Delphi Automotive Systems. According to the agreement, production workers will receive a 3% per annum wage increase for each of the next four years in addition to a cost of living adjustment, which will provide an annual increase of about 5%.

Investment Strategy

During the year ended March 31, 2000, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. We began the period building on CMA Michigan Municipal Money Fund's relatively bearish position by continuing to reinvest the proceeds of maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that were expected in April and May 1999 as a result of cash outflows during tax time. As May 1999 ended, a string of economic data pointing to the presence of inflationary pressures caused concern about higher interest rates. These factors, along with comments made by Federal Reserve Board Chairman Alan Greenspan, caused yields on US Treasury securities to rise

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the period at 4.70%, rose to 5.20% by late June, an increase of 50 basis points (0.50%). On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. However, with the bulk of the tax-exempt fixed rate supply expected during the late summer and concerns about inflation by the Federal Reserve Board once again in July, we maintained this bearish position for the Fund. On August 24, 1999, the Federal Reserve Board tightened monetary policy again by increasing the Federal Funds rate 25 basis points to 5.25%. At that time, we chose to attain a slightly bullish strategy. The basis for this strategy was twofold. First, comments made by the Federal Reserve Board after the second interest rate increase were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flows notes in August and September, caused yields on fixed rate issues to become more attractive, thus providing a valuable opportunity to take a more aggressive stance.

The second half of the fiscal year ended March 31, 2000 began with economic data that continued to point to a US economy that was overheating. Consequently, on November 16, 1999, the Federal Reserve Board tightened monetary policy a third time, increasing the Federal Funds rate to 5.50%. Although we expected the Federal Reserve Board would keep monetary policy on hold through year-end because of Year 2000 worries, we anticipated additional tightening of monetary policy early in 2000. Thus, during this time we managed the Fund's interest rate risk by purchasing fixed rate issues that matured within 90 days - 120 days in order to lock in higher yields than were expected in January and February 2000. As anticipated, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 25 basis points at both the February and March 2000 Federal Open Market Committee meetings.

Looking ahead, we continue to believe that the Federal Reserve Board may have to tighten monetary policy at least once more to slow the domestic economy. In addition, variable rate products traditionally outperform fixed rate products in April and May because of cash outflows during tax time. Given these factors, we ended the period with a slightly defensive position. This strategy allowed the Fund to perform above the average of its peer group for the year ended March 31, 2000, as measured by IBC's Money Fund Report.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

April 27, 2000

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000                      (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                       Value
---------------------------------------------------------------------------------------------------------------------
Michigan --        $12,981   ABN Amro, Munitops Certificates Trust, VRDN, Series 1998-13,
98.4%                        3.98% due 10/04/2006 (c) ...................................................... $ 12,981
                     1,210   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN,
                             Series 1997-A, 3.85% due 2/01/2027 (c) ........................................    1,210
                     3,950   Berrien County, Michigan, Economic Development Corporation Revenue Bonds
                             (Arlington Corp. Project), VRDN, AMT, 4.10% due 9/01/2016 (c) .................    3,950
                     1,100   Breckenridge, Michigan, Community School, GO, SAAN, 4.10% due 8/21/2000 .......    1,101
                     7,000   Chippewa Valley, Michigan, School District, SAN, 4.10% due 8/21/2000 ..........    7,009
                     1,100   Dearborn, Michigan, Sewage Disposal System Revenue Bonds,
                             7% due 4/01/2000 (b) ..........................................................    1,100
                     6,000   Detroit, Michigan, City School District, GO, School SAN, 4% due 6/01/2000 .....    6,008
                     3,315   Detroit, Michigan, Economic Development Corporation, Resource Recovery
                             Revenue Bonds, AMT, Series A, 6.35% due 5/01/2000 (d) .........................    3,322
                             Detroit, Michigan, Water Supply System Revenue Bonds, VRDN, MSTR (c):
                     2,000       Series SG-64, 3.96% due 7/01/2025 .........................................    2,000
                     2,000       Series SGB-6, 3.96% due 7/01/2025 (b) .....................................    2,000
                    15,840   Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sewer System, VRDN,
                             Series 98-2201, 3.95% due 1/01/2022 (a)(c) ....................................   15,840
                     1,085   Farmington Hills, Michigan, Economic Development Corporation, Limited
                             Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                             4.25% due 11/01/2010 (c) ......................................................    1,085
                     1,600   Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                             VRDN, AMT, 4.10% due 9/01/2004 (c) ............................................    1,600
                     9,700   Flint, Michigan, Hospital Building Authority Revenue Bonds (Hurley Medical
                             Center), VRDN, Series B, 3.90% due 7/01/2015 (c) ..............................    9,700
                     1,210   Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                             (Garden City Hospital Obligation), VRDN, Series A, 3.95% due 9/01/2026 (c) ....    1,210
                     2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation (J&F Steel
                             Corp.), VRDN, AMT, 4% due 2/01/2009 (c) .......................................    2,300
                     3,325   Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                             (Amway Hotel Corp. Project), VRDN, Series B, 3.85% due 8/01/2017 (c) ..........    3,325
                       505   Grand Rapids, Michigan, EDR, Limited Obligation Refunding Bonds (Calder),
                             VRDN, Series A, 3.85% due 10/01/2011 (c) ......................................      505
                     2,275   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                             AMT, 4% due 7/01/2009 (c) .....................................................    2,275
                     1,200   Grand Rapids, Michigan, Public Schools, GO, 6.50% due 5/01/2000 ...............    1,203

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
CP       Commercial Paper
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
HDA      Housing Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
MSTR     Municipal Securities Trust Receipts
SAAN     Student Aid Anticipation Notes
SAN      State Aid Notes
TEAMS    Tax-Exempt Adjustable Municipal Securities
VRDN     Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONTINUED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                       Value
---------------------------------------------------------------------------------------------------------------------
Michigan           $ 2,800   Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, VRDN,
(continued)                  3.85% due 1/01/2020 (a)(c) .................................................... $  2,800
                     4,400   Hartland, Michigan, Consolidated School District, SAN, 4.10% due 8/24/2000 ....    4,404
                     1,200   Holly, Michigan, Area School District, GO, SAN, 4.20% due 8/22/2000 ...........    1,201
                             Jackson, Michigan, Public Schools, GO, SAN:
                     3,200       Series A, 4.40% due 8/23/2000 .............................................    3,204
                     4,750       Series B, 4% due 7/06/2000 ................................................    4,755
                       485   Lenawee County, Michigan, Economic Development Corporation, Limited
                             Obligation Revenue Bonds (The Wyatt Project), VRDN, AMT,
                             4.10% due 5/01/2002 (c) .......................................................      485
                       850   Marquette County, Michigan, Economic Development Corporation, Limited
                             Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
                             3.97% due 6/01/2012 (c) .......................................................      850
                       750   Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                             Bonds (Davenport College of Business Project), VRDN, 3.90% due 3/01/2027 (c) ..      750
                             Michigan Municipal Bond Authority Revenue Notes:
                     6,000       Series A-1, 4% due 6/30/2000 ..............................................    6,008
                     3,575       Series A-2, 4% due 6/30/2000 ..............................................    3,575
                     5,000       Series B-1, 4.25% due 8/25/2000 ...........................................    5,013
                     7,000       Series B-2, 4.25% due 8/25/2000 ...........................................    7,019
                    16,540   Michigan State Building Authority Revenue Bonds, CP, Series 1,
                             3.65% due 4/27/2000 ...........................................................   16,540
                     5,000   Michigan State Building Authority Revenue Bonds (Equipment Program),
                             Series B, 5% due 4/01/2000 ....................................................    5,000
                     7,500   Michigan State, COP (New Center Development), 4.75% due 3/01/2001 .............    7,533
                             Michigan State, HDA, Limited Obligation Revenue Bonds (c):
                     1,200       (Laurel Valley), TEAMS, 3.90% due 12/01/2007 ..............................    1,200
                     4,000       (Sand Creek Apartments, Phase I Project), VRDN, AMT, 4% due 1/01/2029 .....    4,000
                     2,000       (Woodland Meadows Project), VRDN, AMT, 4% due 3/01/2013 ...................    2,000
                     4,000   Michigan State, HDA, M/F Housing Revenue Bonds (Bloomfield on the River
                             Apartments), CP, AMT, Series A, 4.10% due 7/11/2000                                4,000
                             Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A:
                     8,550       3.85% due 5/11/2000 .......................................................    8,550
                    11,000       4.10% due 7/11/2000 .......................................................   11,000
                     4,000   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series B,
                             3.95% due 12/01/2000 ..........................................................    4,000
                     1,610   Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Mercy
                             Mount Clemens Corporation), Series A, 3.90% due 5/15/2000 (b) .................    1,610

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONTINUED)          (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                       Value
---------------------------------------------------------------------------------------------------------------------
Michigan                     Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
(continued)        $ 4,200       (AACOA Estrusions Inc. Project), AMT, 4.10% due 2/01/2008 ................. $  4,200
                       740       (Akemi Inc. Project), 4.05% due 3/01/2021 .................................      740
                     1,285       (Applied Textiles Inc. Project), AMT, 4% due 7/01/2008 ....................    1,285
                     3,000       (Automatic Handling Inc. Project), AMT, 4.10% due 7/01/2009 ...............    3,000
                       400       (BBPV Project), AMT, Series A-2, 4.17% due 1/01/2014 ......................      400
                     2,155       (Baron Drawn Steel), AMT, 4.10% due 12/01/2006 ............................    2,155
                     2,935       (Biewer of Lansing LLC Project), AMT, 4.15% due 5/01/2019 .................    2,935
                     3,500       (CAMAC LLC Project), AMT, 4% due 8/01/2028 ................................    3,500
                     1,350       (Chambers Enterprises II Project), AMT, 4.05% due 11/01/2018 ..............    1,350
                     7,315       (Children's Home--Detroit Project), 4% due 8/01/2029 ......................    7,315
                     2,500       (Cincinnati Milacron Inc. Project), AMT, 4.10% due 4/15/2005 ..............    2,500
                     1,800       (Dott Industries Inc. Project), AMT, 4.10% due 6/01/2001 ..................    1,800
                     3,500       (Glastender Inc. Project), AMT, 4.10% due 12/01/2010 ......................    3,500
                     1,500       (Gollin Block & Supply Co.), AMT, 3.97% due 7/01/2012 .....................    1,500
                     5,900       (Graphic Enterprises Inc. Project), AMT, 4.10% due 9/01/2014 ..............    5,900
                     1,060       (Hercules Drawn Steel Project), AMT, 4.15% due 8/01/2006 ..................    1,060
                     1,260       (Inalfa-Hollandia Inc. Project), AMT, 4.05% due 5/01/2016 .................    1,260
                     2,000       (Ingersoll CM Systems Inc. Project), AMT, 4.10% due 12/01/2011 ............    2,000
                     4,800       (Karona Inc. Project), AMT, 4.10% due 12/01/2015 ..........................    4,800
                     3,700       (Kaumagraph Flint Corporation Project), AMT, 4.10% due 11/01/2014 .........    3,700
                     2,500       (Kendor Steel Rule Die Project), AMT, 4.10% due 11/01/2019 ................    2,500
                     2,500       (LSCP Investments LLC Project), AMT, 4.10% due 11/01/2019 .................    2,500
                     2,010       (Monarch Hydraulics Inc. Project), AMT, 4.05% due 7/01/2016 ...............    2,010
                     2,000       (Morrell Inc. Project), AMT, 4.05% due 5/01/2022 ..........................    2,000
                     1,300       (Norbert Industries Inc. Project), AMT, 3.97% due 4/01/2006 ...............    1,300
                       830       (Northern Pure Ice Co. Project), AMT, 3.97% due 3/01/2015 .................      830
                       865       (Nuvar Properties LLC Project), AMT, 4.05% due 7/01/2026 ..................      865
                     2,300       (Park Realty LLC), AMT, Series A, 4.05% due 9/01/2026 .....................    2,300
                       590       (Perfection Steel Inc. Project), 4.05% due 3/01/2002 ......................      590
                     6,155       (Pioneer Metal Finishing Project), AMT, 4.05% due 11/01/2008 ..............    6,155
                     1,725       (R.H. Wyner Association Inc. Project), AMT, 3.90% due 10/01/2026 ..........    1,725
                     3,300       (Richwood Industries Inc. Project), AMT, 4.10% due 9/01/2030 ..............    3,300
                     5,645       (Riverwalk Properties LLC Project), AMT, 4.05% due 8/01/2021 ..............    5,645
                       300       Series C-4, 4.17% due 1/01/2009 ...........................................      300
                     1,095       (TEI Investments LLC), AMT, 4.05% due 2/01/2022 ...........................    1,095
                     2,000       (Team Industries Inc. Project), AMT, 4.05% due 3/01/2023 ..................    2,000
                     3,675       (Temperance Enterprises Company), AMT, 4.10% due 8/01/2011 ................    3,675
                     1,205       (Tom Miller Inc. Project), AMT, 4% due 12/01/2009 .........................    1,205
                     2,200       (Universal Leasing Inc. Project), AMT, 4.10% due 11/01/2016 ...............    2,200
                     2,200       (Universal Tube Inc. Project), AMT, 4.10% due 8/01/2011 ...................    2,200
                     2,000       (Vector Investments LLC Project), AMT, 3.30% due 2/01/2020 ................    2,000
                     2,000       (WDKK Development LLC Project), AMT, 4.05% due 1/01/2024 ..................    2,000
                     3,500       (Waltec American Forgings), AMT, 4.10% due 10/01/2009 .....................    3,500
                       375       (Whitehall Industries), AMT, Series A-6, 4.17% due 1/01/2014 ..............      375
                             Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds,
                             VRDN (c):
                       800       (Grandview Plaza Project), AMT, 4.10% due 12/15/2010 ......................      800
                     4,850       (Lake Shore Inc.), AMT, 4.10% due 11/01/2019 ..............................    4,850
                       335       (Park Village Pines Project), 3.85% due 5/01/2006 .........................      335

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONCLUDED)   (IN THOUSANDS)

                    Face
State              Amount                                          Issue                                       Value
---------------------------------------------------------------------------------------------------------------------
Michigan           $ 1,800   Muskegon County, Michigan, Economic Development Corporation, Limited
(concluded)                  Obligation Revenue Refunding Bonds (Baker College), VRDN,
                             3.90% due 12/01/2021 (c) ...................................................... $  1,800
                     4,200   Oakland County, Michigan, Economic Development Corporation, Limited
                             Obligation Revenue Bonds (V&M Corporation Project), VRDN, AMT,
                             4.10% due 9/01/2018 (c) .......................................................    4,200
                     3,000   Oscoda, Michigan, Area Schools District, SAN, 4.10% due 8/22/2000 .............    3,003
                     3,500   Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN,
                             AMT, 4.10% due 9/01/2019 (c) ..................................................    3,500
                     6,700   Saginaw County, Michigan, Economic Development Corporation Revenue Bonds
                             (Al-Fe Heat Treating Project), VRDN, AMT, 3.75% due 2/01/2010 (c) .............    6,700
                    12,800   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                             3.85% due 12/01/2027 (c) ......................................................   12,800
                     1,100   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                             Series A, 3.85% due 12/01/2019 (c) ............................................    1,100
                     5,500   University of Michigan, University Revenue Refunding Bonds (Medical Service
                             Plan), VRDN, Series A-1, 3.85% due 12/01/2021 (c) .............................    5,500
                     8,000   Walled Lake, Michigan, Consolidated School District, Refunding, MSTR, GO,
                             Series SGA-68, VRDN, 4% due 5/01/2022 (b)(c) ..................................    8,000
                     2,250   Waterford, Michigan, School District, GO, 4.25% due 5/01/2000 .................    2,252
                     6,525   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                             Metropolitan County), VRDN, AMT, Series A, 3.90% due 12/01/2016 (c) ...........    6,525
                       570   Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                             Bonds (Family One Inc. Project), VRDN, AMT, 4.05% due 11/01/2019 (c) ..........      570
---------------------------------------------------------------------------------------------------------------------
Puerto Rico --       3,000   Puerto Rico Commonwealth, Government Development Bonds, CP,
0.8%                         3.70% due 4/11/2000 ...........................................................    3,000
---------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$357,326*)--99.2% ....................................  357,326

                             Other Assets Less Liabilities--0.8% ...........................................    3,008
                                                                                                             --------

                             Net Assets--100.0% ............................................................ $360,334
                                                                                                             ========
---------------------------------------------------------------------------------------------------------------------

(a)   FGIC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(d)   FSA Insured.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2000

Assets:
Investments, at value (identified cost--$357,325,584) ..............................................                  $ 357,325,584
Cash ...............................................................................................                        160,643
Interest receivable ................................................................................                      3,179,211
Prepaid registration fees and other assets .........................................................                         26,032
                                                                                                                      -------------
Total assets .......................................................................................                    360,691,470
                                                                                                                      -------------
Liabilities:
Payables:
  Investment adviser ...............................................................................     $140,584
  Distributor ......................................................................................      124,121           264,705
                                                                                                         --------
Accrued expenses and other liabilities .............................................................                         93,042
                                                                                                                      -------------
Total liabilities ..................................................................................                        357,747
                                                                                                                      -------------
Net Assets .........................................................................................                  $ 360,333,723
                                                                                                                      =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized .........................................................................................                  $  36,041,654
Paid-in capital in excess of par ...................................................................                    324,374,888
Accumulated realized capital losses--net ...........................................................                        (82,819)
                                                                                                                      -------------

Net Assets--Equivalent to $1.00 per share based on 360,416,542 shares of
beneficial interest outstanding ....................................................................                  $ 360,333,723
                                                                                                                      =============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000

Investment Income:
Interest and amortization of premium and discount earned .....................................                       $   13,514,814
Expenses:
Investment advisory fees .....................................................................      $1,926,333
Distribution fees ............................................................................         477,787
Accounting services ..........................................................................          69,007
Professional fees ............................................................................          56,291
Transfer agent fees ..........................................................................          53,785
Custodian fees ...............................................................................          34,041
Printing and shareholder reports .............................................................          23,587
Registration fees ............................................................................          20,338
Pricing fees .................................................................................          10,788
Trustees' fees and expenses ..................................................................           2,465
Other ........................................................................................           7,181
                                                                                                    ----------
Total expenses ...............................................................................                            2,681,603
                                                                                                                     --------------
Investment income--net .......................................................................                           10,833,211
Realized Loss on Investments--Net ............................................................                               (5,068)
                                                                                                                     --------------
Net Increase in Net Assets Resulting from Operations .........................................                       $   10,828,143
                                                                                                                     ==============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended March 31,
                                                                                              --------------------------------------
Increase (Decrease) in Net Assets:                                                                  2000                  1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................................      $    10,833,211       $     9,808,075
Realized gain (loss) on investments--net ...............................................               (5,068)               77,625
                                                                                              ---------------       ---------------
Net increase in net assets resulting from operations ...................................           10,828,143             9,885,700
                                                                                              ---------------       ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ..................................          (10,833,211)           (9,808,075)
                                                                                              ---------------       ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................................        1,574,543,444         1,485,901,215
Net asset value of shares issued to shareholders in reinvestment of dividends ..........           10,833,557             9,807,997
                                                                                              ---------------       ---------------
                                                                                                1,585,377,001         1,495,709,212
Cost of shares redeemed ................................................................       (1,618,650,417)       (1,408,220,996)
                                                                                              ---------------       ---------------
Net increase (decrease) in net assets derived from beneficial
interest transactions ..................................................................          (33,273,416)           87,488,216
                                                                                              ---------------       ---------------
Net Assets:
Total increase (decrease) in net assets ................................................          (33,278,484)           87,565,841
Beginning of year ......................................................................          393,612,207           306,046,366
                                                                                              ---------------       ---------------
End of year ............................................................................      $   360,333,723       $   393,612,207
                                                                                              ===============       ===============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended March 31,
                                                       ---------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                    2000           1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Investment income--net .............................           .03             .03             .03             .03             .03
Realized gain (loss) on investments--net ...........           --+             --+             --+             --+             --+
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations ...................           .03             .03             .03             .03             .03
                                                       -----------     -----------     -----------     -----------     -----------
Less dividends from investment income--net .........          (.03)           (.03)           (.03)           (.03)           (.03)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .......................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
Total Investment Return ............................          2.86%           2.78%           3.07%           2.90%           3.12%
                                                       ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ...........................................           .70%            .71%            .71%            .72%            .73%
                                                       ===========     ===========     ===========     ===========     ===========
Investment income--net .............................          2.81%           2.72%           3.02%           2.84%           3.05%
                                                       ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) .............   $   360,334     $   393,612     $   306,046     $   272,969     $   247,544
                                                       ===========     ===========     ===========     ===========     ===========

+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2000, the Fund had a net capital loss carryforward of approximately $83,000, of which $39,000 expires in 2003, $32,000 expires in 2005, $7,000 expires in 2006 and $5,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
May 2, 2000

CMA MICHIGAN MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 2000.

Please retain this information for your records.

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16056--3/00

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